EXHIBIT 10.1
FOURTH AMENDMENT TO THE SUPERPRIORITY SENIOR SECURED DEBTOR-IN-
POSSESSION AND EXIT REVOLVING CREDIT AGREEMENT

This FOURTH AMENDMENT (“Fourth Amendment”), dated as of May 19, 2015 is entered into by and among HOUGHTON MIFFLIN HARCOURT COMPANY, a corporation organized under the laws of the State of Delaware (“HMH Holdings” or “Holdings”), HOUGHTON MIFFLIN HARCOURT PUBLISHERS INC., a corporation organized under the laws of the State of Delaware (“HMHP”), HMH PUBLISHERS LLC, a limited liability company organized under the laws of the State of Delaware (“Publishers”), HOUGHTON MIFFLIN HARCOURT PUBLISHING COMPANY, a corporation organized under the laws of the Commonwealth of Massachusetts (“HMCo”, and together with HMHP and Publishers, collectively, the “Borrowers” and each a “Borrower”), each of the Subsidiary Guarantors listed on Schedule 1 hereto, each of the Lenders listed on the signature pages hereto, CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and CITIBANK, N.A., as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders.  Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such term in the Credit Agreement (as defined below).

RECITALS:

WHEREAS, each of the Borrowers, Holdings, the Subsidiary Guarantors, the Administrative Agent, the Collateral Agent and the other parties listed on the signature pages thereto are parties to that certain Superpriority Senior Secured Debtor-in-Possession and Exit Revolving Credit Agreement dated as of May 22, 2012 (as amended by the First Amendment dated as of June 20, 2012, the Second Amendment dated as of June 20, 2012 and the Third Amendment dated as of April 23, 2015, the “Credit Agreement”).

WHEREAS, the Borrowing Agent has notified the Administrative Agent that it desires to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.	AMENDMENTS TO CREDIT AGREEMENT

Section 6.01(g) of the Credit Agreement is hereby deleted and inserting in lieu:

“(g)            (i)  Indebtedness under the Term Loan Agreement in an aggregate principal amount outstanding at any time not to exceed the aggregate of (A) $800,000,000 and (B)  the aggregate outstanding principal amount of any Indebtedness incurred under any Incremental Facilities (as defined in the Term Loan Agreement) and (ii) any Permitted Refinancing Indebtedness in respect thereof;”

SECTION 2.	CONDITIONS PRECEDENT TO EFFECTIVENESS

The provisions set forth in Section 1 hereof shall be effective as of the date first above written (the “Fourth Amendment Effective Date”) when each of the following conditions shall have been satisfied (or waived in accordance with Section 9.08 of the Credit Agreement):

1.            Consents.  The Administrative Agent shall have received executed signature pages hereto from each of the Required Lenders and each Loan Party.

2.            Amendment and Restatement of Term Loan Agreement.  The Term Loan Agreement is amended and restated on terms and conditions reasonably satisfactory to the Administrative Agent, and the borrowings contemplated under the amended and restated Term Loan Agreement shall have been funded or shall be funded, on or substantially simultaneously with the Fourth Amendment Effective Date.

3.            Expenses.  All fees and out-of-pocket costs and expenses owing to the Administrative Agent and its Affiliates (including the reasonable fees and out-of-pocket costs and expenses of legal counsel to the Administrative Agent) incurred in connection with the transactions contemplated under this Fourth Amendment that are required to be paid pursuant to Section 9.05(a) of the Credit Agreement shall have been paid.

4.            Representations and Warranties.  The representations and warranties set forth in Section 3 shall be true and correct on and as of the Fourth Amendment Effective Date.

5.            No Default or Event of Default.  On and as of the Fourth Amendment Effective Date and after giving effect to the amendments contemplated herein, no Default or Event of Default shall have occurred and be continuing.

SECTION 3.	REPRESENTATIONS AND WARRANTIES

1.            Corporate Power and Authority.  Each of Loan Parties has all requisite corporate or limited liability company power and authority, as applicable, to enter into this Fourth Amendment.

2.            Authorization of Agreements.  The execution and delivery of this Fourth Amendment and the performance of its obligations under this Fourth Amendment have been duly authorized by all necessary corporate or limited liability company action, as applicable, on the part of each of the Loan Parties.

3.            Binding Obligation.  This Fourth Amendment has been duly executed and delivered by each of the Loan Parties and is the legally valid and binding obligation of each of the Loan Parties enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws relating to or limiting creditors’ rights generally or equitable principles relating to enforceability.

4.            Credit Agreement Representations and Warranties.  The representations and warranties set forth in Article III of the Credit Agreement and each of the other Loan Documents are true and correct (or true and correct in all material respects, in the case of any such representation or warranty that is not qualified as to materiality) on and as of the Fourth Amendment Effective Date (except to the extent that such representation or warranty expressly relates to an earlier date, in which case such representations and warranties shall be true and correct (or true and correct in all material respects, in the case of any representation or warranty that is not qualified by materiality) as of such earlier date).

SECTION 4.	MISCELLANEOUS

1.            Binding Effect.  This Fourth Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Administrative Agent, each of the Lenders and each of the Loan Parties.  None of the Loan Parties’ rights or obligations hereunder or any interest therein may be assigned or delegated by any of the Loan Parties without the prior written consent of all Lenders.
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2.            Severability.  In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

3.            Reference to Credit Agreement.  On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Fourth Amendment.

4.            Effect on Credit Agreement.  Except as specifically amended in Section 1 of this Fourth Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.  This Fourth Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.

5.            Execution.  The execution, delivery and performance of this Fourth Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

6.            Headings.  Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

7.            APPLICABLE LAW.  THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8.            Counterparts.  This Fourth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

9.            Affirmation and Consent of Guarantors.  Each Guarantor hereby consents to the amendments to the Credit Agreement effected hereby, and hereby confirms, acknowledges and agrees that, (a) notwithstanding the effectiveness of this Fourth Amendment, the obligations of such Guarantor contained in any of the Loan Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Fourth Amendment, each reference in the Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Fourth Amendment, (b) the pledge and security interest in the Collateral granted by it pursuant to the Security Documents to which it is a party shall continue in full force and effect and (c) such pledge and security interest in the Collateral granted by it pursuant to such Security Documents shall continue to secure the Obligations purported to be secured thereby, as amended or otherwise affected hereby.

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

HOUGHTON MIFFLIN HARCOURT COMPANY

By:	/s/ William F. Bayers
Name: William F. Bayers
Title: Executive Vice President, Secretary and General Counsel

HOUGHTON MIFFLIN HARCOURT PUBLISHERS INC., as a Borrower

By:	/s/ William F. Bayers
Name: William F. Bayers
Title: Executive Vice President, Secretary and General Counsel

HOUGHTON MIFFLIN HARCOURT PUBLISHING COMPANY, as a Borrower

By:	/s/ William F. Bayers
Name: William F. Bayers
Title: Executive Vice President, Secretary and General Counsel

HMH PUBLISHERS LLC, as a Borrower

By:	Houghton Mifflin Harcourt Publishers Inc., its sole member

	By:	/s/ William F. Bayers
Name: William F. Bayers
Title: Executive Vice President, Secretary and General Counsel

EACH OF THE SUBSIDIARY GUARANTORS LISTED ON SCHEDULE 1 HERETO

By:	/s/ William F. Bayers
Name: William F. Bayers
Title: Executive Vice President, Secretary and General Counsel

[Signature Page to ABL Fourth Amendment]

CITIBANK, N.A., as Administrative Agent, Collateral Agent and a Lender

By:	/s/ K. Kelly Gunness
Name: K. Kelly Gunness
Title: Vice President

[Signature Page to ABL Fourth Amendment]

Lender’s Signature Page to the Amendment

Each undersigned Lender hereby approves the foregoing Amendment.

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Todd R. Nakamoto
Name: Todd R. Nakamoto
Titlea: Duly Authorized Signer

[Signature Page to ABL Fourth Amendment]

Lender’s Signature Page to the Amendment

Each undersigned Lender hereby approves the foregoing Amendment.

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Matthew T. O’Keefe
Name: Matthew T. O’Keefe
Title: Senior Vice President

Lender’s Signature Page to the Amendment

Each undersigned Lender hereby approves the foregoing Amendment.

Siemens Financial Services, Inc., as a Lender

By:	/s/ Mark B. Schafer
Name: Mark B. Schafer
Title: Vice President

By:	/s/ John Finore
Name: John Finore
Title: Vice President

SCHEDULE 1

Greenwood Publishing Group, Inc.
Houghton Mifflin Company International, Inc.
The Riverside Publishing Company
SchoolChapters, Inc.
Curiosityville, Inc.
Choice Solutions, Inc.